June 30, 2008

Supplement

SUPPLEMENT DATED JUNE 30, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE UTILITIES PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

I.

Effective June 30, 2008, the portfolio management team of the Utilities Portfolio changed and Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the ‘‘Sub-Adviser’’). As a result, the following changes to the Prospectus are required:

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The first three paragraphs of the section of the Prospectus titled ‘‘The Portfolio — Portfolio Management’’ are hereby deleted and replaced with the following:

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services to the Fund pursuant to an investment advisory agreement (the ‘‘Investment Advisory Agreement’’). The Investment Adviser has, in turn, contracted with the Sub-Adviser — Morgan Stanley Investment Management Limited — to invest the Portfolio’s assets, including the placing of orders for the purchase and sale of portfolio securities, pursuant to a sub-advisory agreement (the ‘‘Sub-Advisory Agreement’’). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 522 Fifth Avenue, New York, NY 10036.

The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 20 Bank Street, Canary Wharf, London, England E14 4AD.

The Portfolio’s assets are managed within the Quantitative and Structured Solutions (‘‘QSS’’) team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Michael Nolan, a Managing Director of the Investment Adviser, Helen Krause, an Executive Director of the Sub-Adviser, Arthur Robb, a Vice President of the Investment Adviser, and Neil Chakraborty, a Vice President of the Sub-Adviser.

Mr. Nolan has been associated with the Investment Adviser in an investment management capacity since November 2005 and began managing the Portfolio in June 2008. Prior to November 2005, Mr. Nolan was responsible for Morgan Stanley & Company’s collateralized debt obligation business in Europe. Ms. Krause has been associated with the Sub-Adviser in an investment management capacity since April 2008 and began managing the Portfolio in June 2008. Prior to April 2008, Ms. Krause was a quantitative equity portfolio manager and senior quantitative researcher on the active equity team at Barclays Global Investors. Mr. Robb has been associated with the Investment Adviser in an investment management capacity since July 2007 and began managing the Portfolio in June 2008. Prior to July 2007, Mr. Robb was a vice president of financial modeling at CIFG and vice president of analytics at Integrated Finance. Mr. Chakraborty has been associated with the Sub-Adviser in an investment management capacity since October 2006 and began managing the Portfolio in June 2008. Prior to October 2006, Mr. Chakraborty was a quantitative analyst on the hedge Portfolio team of Credit Suisse.

Mr. Nolan is the lead portfolio manager of the Portfolio. Ms. Krause, Mr. Robb and Mr. Charkraborty are co-portfolio managers of the Portfolio. Members of the team collaborate to manage the assets of the Portfolio.

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The following is added as the last sentence of the sixth paragraph of the section of the Prospectus titled ‘‘The Portfolio — Portfolio Management’’:

The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser received from the Portfolio.

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The following is added as the last sentence of the seventh paragraph of the section of the Prospectus titled ‘‘The Portfolio — Portfolio Management’’:

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement will be available in the Portfolio’s annual report to shareholders for the period ended December 31, 2008.

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In connection with the above changes, references in the Prospectus to ‘‘portfolio manager’’ and ‘‘portfolio manager’s’’ are hereby changed to ‘‘portfolio managers’’ and ‘‘portfolio managers’.’’ In addition, references in the Prospectus to the Investment Adviser, when used in connection with its investment activities, include the Sub-Adviser acting under its supervision.

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II.

Effective June 30, 2008, the new portfolio management team implemented changes to the Utilities Portfolio’s investment strategies and, as a result, the Prospectus is revised as described below:

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The penultimate sentence of the first paragraph of the section of the Prospectus titled ‘‘The Portfolio — Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Portfolio may invest up to 50% of its net assets in foreign securities, including emerging markets.

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The last four sentences of the second paragraph of the section of the Prospectus titled ‘‘The Portfolio — Principal Investment Strategies’’ are hereby deleted and replaced with the following:

In selecting securities for investment, the Investment Adviser considers the fundamental and quantitative research of affiliated and unaffiliated research providers as well as its own research. The Investment Adviser uses a proprietary, systematic investment process to incorporate this research in the construction of a portfolio that the Investment Adviser believes offers attractive capital appreciation and current income potential with an acceptable level of risk. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio’s assets predominantly or exclusively to cash, money market or debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

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The following paragraph is hereby added after the third paragraph of the section of the Prospectus titled ‘‘The Portfolio — Principal Investment Strategies’’:

The Portfolio may also use derivative instruments to gain exposure to common stocks of companies engaged in the global infrastructure business. These derivative instruments will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within the 80% policy.

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The penultimate sentence of the third paragraph of the section of the Prospectus titled ‘‘The Portfolio — Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Portfolio may also utilize forward foreign currency exchange contracts, options on foreign currencies, stock index futures (and options thereon), total return swaps and contracts for difference (‘‘CFDs’’), which are derivative instruments. Derivative instruments are financial instruments whose value and performance are based on the value and performance of another security or financial instrument.

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The following paragraph is hereby added after the third paragraph of the section of the Prospectus titled ‘‘The Portfolio — Principal Risks — Foreign Securities’’:

The foreign securities in which the Portfolio may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

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The first paragraph of the Prospectus titled ‘‘The Portfolio — Principal Risks — Other Risks’’ is hereby deleted and replaced with the following:

Other Risks.    The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio’s investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and fixed-income securities, including junk bonds, U.S. Government Securities, asset-backed securities, REITs, forward foreign currency exchange contracts, options on foreign currencies, stock index futures (and options thereon), total return swaps and CFDs. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

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The paragraph of the Prospectus titled ‘‘The Portfolio — Additional Investment Strategy Information — Forward Foreign Currency Exchange Contracts’’ is hereby deleted and replaced with the following:

Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies.    The Portfolio’s investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the portfolio’s exposure to various currency markets. In addition, the Portfolio may invest in put and call options with respect to foreign currencies. Options may be used to seek to protect against a decline in currency prices or an increase in prices of currencies that may be purchased. The Portfolio may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Stock Index Futures.    The Portfolio may purchase and sell stock index futures contracts and options thereon. Stock index futures and options on stock index futures may be used to facilitate trading, to increase the Portfolio’s market exposure, or to seek to protect against an increase in prices of securities that may be purchased.

Total Return Swaps.    The Portfolio may invest in total return swaps. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset, referred to as the reference asset, will typically be a specific stock. This is owned by the party receiving the set rate payment. In a total return swap, the party receiving the total return will receive any income generated by the asset as well as benefit if the price of the asset appreciates over the life of the swap. In return, the total return receiver must pay the owner of the asset the set rate over the life of the swap.

Contracts for Difference.    The Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

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The paragraph of the Prospectus titled ‘‘The Portfolio — Additional Risk Information — Forward Foreign Currency Exchange Contracts’’ is hereby deleted and replaced with the following:

Forward Foreign Currency Exchange Contracts, Options on Currencies and Stock Index Futures.    Participation in forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employ a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and may involve a significant risk. In addition, if the Portfolio invests in options on currencies and/or stock index futures (or options thereon), its participation in these markets would subject the Portfolio’s portfolio to certain risks. The Investment Adviser’s and/or Sub-Adviser’s predictions of movements in the direction of the currency or index markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks include the possible imperfect correlation between the price of futures contracts and movements in the prices of securities and the possible absence of a liquid secondary market for certain of these instruments. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Total Return Swaps.    The Portfolio’s investments in total return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is the net amount of interest payments that the Portfolio is contractually obligated to make and the return of the underlying reference stock the Portfolio is contractually entitled to receive. If the other party to a total return swap defaults, the Portfolio’s risk of loss consists of the appreciation value of the underlying reference stock the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser and/or Sub-Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Contracts for Difference.    As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of the CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, may be reduced.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR UT 06/08

June 30, 2008

Supplement

SUPPLEMENT DATED JUNE 30, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2008

I.

With respect to the Utilities Portfolio (the ‘‘Portfolio’’), effective June 30, 2008, the portfolio management team of the Portfolio changed and Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (the ‘‘Sub-Adviser’’). As a result, the following changes to the Statement of Additional Information (‘‘SAI’’) are required:

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The definition of ‘‘Sub-Adviser’’ in the section of the SAI titled ‘‘Glossary of Selected Defined Terms’’ is hereby replaced with the following:

’’Sub-Adviser’’ — Morgan Stanley Investment Management Limited, a wholly-owned investment adviser subsidiary of Morgan Stanley (only applicable to the European Equity Portfolio, the Global Dividend Growth Portfolio, and the Utilities Portfolio).

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The following hereby added at the end of the second paragraph of the section of the SAI titled ‘‘V. Investment Advisory and Other Services — A. Investment Adviser, Sub-Adviser and Administrator’’:

Effective June 30, 2008, the Investment Adviser entered into a Sub-Advisory Agreement with MSIM Limited in respect of the Utilities Portfolio.

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The second to the last paragraph of the section of the SAI titled ‘‘V. Investment Advisory and Other Services — C. Provided by the Investment Adviser, Sub-Adviser and Administrator’’ is hereby deleted and replaced with the following:

Under Sub-Advisory Agreements (the ‘‘Sub-Advisory Agreements’’) between the Sub-Adviser and the Investment Adviser respecting the European Equity Portfolio, the Global Dividend Growth Portfolio, and the Utilities Portfolio, the Sub-Adviser provides the European Equity Portfolio, the Global Dividend Growth Portfolio, and the Utilities Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net management fees the Investment Adviser receives from the Fund in respect of each of the European Equity Portfolio, the Global Dividend Growth Portfolio, and the Utilities Portfolio.

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The paragraph under the section titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers − With respect to the Utilities Portfolio’’ is hereby deleted and replaced with the following:

As of May 31, 2008:

Michael Nolan managed no registered investment companies; six pooled investment vehicles other than registered investment companies with a total of approximately $320 million in assets; and five other accounts (including separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $5.0 billion in assets. Of these other accounts, four accounts with a total of approximately $290 million in assets had performance based fees.

Helen Krause managed no registered investment companies; one pooled investment vehicle other than registered investment companies with a total of approximately $22 million in assets; and no other accounts. Of these other accounts, one account with a total of approximately $22 million in assets had performance based fees.

Arthur Robb managed no registered investment companies or other pooled investment vehicles; and managed one other account with a total of approximately $10 million in assets. This account did not have performance based fees.

Neil Chakraborty managed no registered investment companies; one pooled investment vehicle other than registered investment companies with a total of approximately $22 million in assets; and no other accounts. Of these other accounts, one account with a total of approximately $22 million in assets had performance based fees.

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The securities ownership information under the section titled ‘‘V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers — With respect to the Utilities Portfolio’’ is hereby deleted and replaced with the following:

As of May 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Utilities Portfolio is shown below:

Michael Nolan:	None
Helen Krause:	None
Arthur Robb:	None
Neil Chakraborty:	None

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II.

In order to reflect the changes to the Utilities Portfolio’s investment strategies made by the new portfolio management team, the disclosure is revised as follows:

The following paragraph is added to the section titled ‘‘II. Description of the Fund and its Investments and Risks — C. Investment Strategies and Risks — Options and Futures Transactions’’ immediately prior to the paragraph titled ‘‘OTC Options’’:

Options on Foreign Currencies.    The Portfolio may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

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The last paragraph of the section titled ‘‘II. Description of the Fund and its Investments and Risks — Investment Strategies and Risks — C. Options and Futures Transactions — Risks of Options Transactions’’ is hereby deleted and replaced with the following:

The markets in foreign currency options are relatively new and the Portfolio’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

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The following disclosure is hereby added immediately prior to the paragraph titled Money Market Securities in the section titled ‘‘II. Description of the Fund and Its Investments and Risks’’:

Total Return Swaps.    In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying asset, referred to as the reference asset, will typically be a specific stock. This is owned by the party receiving the set rate payment. In a total return swap, the party receiving the total return will receive any income generated by the asset as well as benefit if the price of the asset appreciates over the life of the swap. In return, the total return receiver must pay the owner of the asset the set rate over the life of the swap.

The Portfolio intends to use total return swaps as a means of gaining market exposure in instances where they deem it is more advantageous than owning the reference asset directly or where the Portfolios cannot directly invest in a market. The Portfolio will set aside cash and cash-equivalents (including collateral) equal to the absolute value of unrealized loss of the total return swap so as not to create leverage.

The Portfolio’s investments in total return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is the net amount of interest payments that the Portfolio is contractually obligated to make and the return of the underlying reference stock the Portfolio is contractually entitled to receive. If the other party to a total return swap defaults, the Portfolio’s risk of loss consists of the appreciation value of the underlying reference stock the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser and/or Sub-Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Contracts for Difference (‘‘CFDs’’).    The Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio’s shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Portfolio’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio’s financial risk. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.